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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                              September 22, 2000


                            AMSOUTH BANCORPORATION
            (Exact name of registrant as specified in its charter)
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
             DELAWARE                  1-7476              63-0591257
   (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)            File Number)      Identification No.)
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                              AMSOUTH-SONAT TOWER
                            1900 FIFTH AVENUE NORTH
                           BIRMINGHAM, ALABAMA 35203
         (Address, including zip code, of principal executive office)

      Registrant's telephone number, including area code:  (205) 320-7151



                                 Not applicable

          (Registrant's former address of principal executive office)
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Item 5.   Other Events.
          ------------

          AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to report information regarding (i) a comprehensive financial restructuring and (ii) future earnings expectations. Attached hereto and incorporated herein as Exhibit 99.1 is the text of a presentation that contains detailed information concerning the previously-mentioned matters.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          The following exhibit is filed as part of this Current Report on Form 8-K:

          Exhibit No.          Exhibit
          -----------          -------

          99.1                 Presentation of September 22, 2000

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMSOUTH BANCORPORATION


                                           By /s/ Stephen A. Yoder
                                              --------------------
                                           Name:  Stephen A. Yoder
                                           Title: Secretary


Date:  September 22, 2000